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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 20, 2002
                                (Date of report)


                             A. B. WATLEY GROUP INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                   1-14897                      13-3911867
         --------                   -------                      ----------
(State or other jurisdiction      (Commission                  (IRS Employer
     of Incorporation)            File Number)               Identification No.)


                                 40 Wall Street
                               New York, NY 10005
                               ------------------
                    (Address of Principal Executive Offices)

                                 (212) 422-1100
              (Registrant's telephone number, including area code)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 28, 2001, the Company engaged Israeloff, Trattner & Co., PC, as its independent public accountants. The Company did not previously consult with Israeloff, Trattner & Co., PC regarding any matter, including but not limited to:

         o the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or

         o any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-B).




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                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 28, 2002
                                             A.B. WATLEY GROUP INC.


                                             BY:  /S/ ROBERT MALIN
                                             NAME: ROBERT MALIN
                                             TITLE:  VICE CHAIRMAN